UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02841

Fidelity Capital Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, MA 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Stock Selector All Cap Fund

Semi-Annual Report

March 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

The information in the following tables is based on the Fund’s pro-rata share of the investments of Fidelity’s Equity Central Funds.

Top Ten Stocks as of March 31, 2020

% of fund's net assets
Microsoft Corp.	6.2
Apple, Inc.	5.3
Alphabet, Inc. Class A	2.5
Amazon.com, Inc.	2.4
Facebook, Inc. Class A	2.0
UnitedHealth Group, Inc.	1.4
Adobe, Inc.	1.4
Roche Holding AG (participation certificate)	1.1
Salesforce.com, Inc.	1.0
Capital One Financial Corp.	1.0
24.3

Top Five Market Sectors as of March 31, 2020

% of fund's net assets
Information Technology	24.6
Health Care	16.1
Financials	10.4
Communication Services	10.1
Consumer Discretionary	8.9

At period end, investments in foreign securities including the Fund's pro-rata share of Fidelity's Equity Central Funds, was 9.8% of net assets.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments March 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Equity Central Funds - 100.1%
	Shares	Value (000s)
Fidelity Communication Services Central Fund (a)	3,910,599	$706,763
Fidelity Consumer Discretionary Central Fund (a)	2,491,702	689,329
Fidelity Consumer Staples Central Fund (a)	2,946,111	531,861
Fidelity Energy Central Fund (a)	3,717,448	187,694
Fidelity Financials Central Fund (a)	13,686,594	1,004,459
Fidelity Health Care Central Fund (a)	2,725,463	1,196,424
Fidelity Industrials Central Fund (a)	2,612,302	577,214
Fidelity Information Technology Central Fund (a)	4,799,093	1,907,064
Fidelity Materials Central Fund (a)	1,033,509	153,621
Fidelity Utilities Central Fund (a)	1,399,145	224,745
TOTAL EQUITY CENTRAL FUNDS
(Cost $6,887,199)		7,179,174

Money Market Central Funds - 0.0%
Fidelity Cash Central Fund 0.29% (b)
(Cost $1,627)	1,626,820	1,627
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $6,888,826)		7,180,801
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(3,840)
NET ASSETS - 100%		$7,176,961

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$12
Fidelity Communication Services Central Fund	28,573
Fidelity Consumer Discretionary Central Fund	24,354
Fidelity Consumer Staples Central Fund	7,824
Fidelity Energy Central Fund	4,104
Fidelity Financials Central Fund	43,343
Fidelity Health Care Central Fund	14,503
Fidelity Industrials Central Fund	5,958
Fidelity Information Technology Central Fund	68,338
Fidelity Materials Central Fund	1,537
Fidelity Utilities Central Fund	11,938
Total	$210,484

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Communication Services Central Fund	$770,403	$80,089	$45,296	$(1,230)	$(97,203)	$706,763	45.4%
Fidelity Consumer Discretionary Central Fund	815,865	82,687	44,637	(1,548)	(163,038)	689,329	42.8%
Fidelity Consumer Staples Central Fund	576,832	61,269	33,972	(816)	(71,452)	531,861	45.2%
Fidelity Energy Central Fund	355,569	22,164	16,717	(5,445)	(167,877)	187,694	44.8%
Fidelity Financials Central Fund	1,387,365	104,288	71,224	(5,824)	(410,146)	1,004,459	41.4%
Fidelity Health Care Central Fund	1,115,522	65,179	65,065	56	80,732	1,196,424	43.7%
Fidelity Industrials Central Fund	746,455	36,875	38,722	(2,671)	(164,723)	577,214	41.7%
Fidelity Information Technology Central Fund	1,906,027	152,699	113,916	(3,499)	(34,247)	1,907,064	43.9%
Fidelity Materials Central Fund	192,074	19,144	10,934	(1,978)	(44,685)	153,621	41.7%
Fidelity Utilities Central Fund	273,240	27,803	15,260	(236)	(60,802)	224,745	42.0%
	$8,139,352	$652,197	$455,743	$(23,191)	$(1,133,441)	$7,179,174

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	90.2%
United Kingdom	1.9%
Switzerland	1.6%
France	1.4%
Canada	1.1%
Others (Individually Less Than 1%)	3.8%
100.0%

The information in the above table is based on the Fund's pro-rata share of the investments of Fidelity's Equity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		March 31, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule:
Investments in Fidelity Central Funds (cost $6,888,826)		$7,180,801
Cash		2
Receivable for investments sold		309
Receivable for fund shares sold		3,669
Dividends receivable		7
Distributions receivable from Fidelity Central Funds		1
Prepaid expenses		6
Other receivables		47
Total assets		7,184,842
Liabilities
Payable for investments purchased	$1,054
Payable for fund shares redeemed	2,941
Accrued management fee	2,571
Transfer agent fee payable	1,059
Distribution and service plan fees payable	93
Other affiliated payables	98
Other payables and accrued expenses	65
Total liabilities		7,881
Net Assets		$7,176,961
Net Assets consist of:
Paid in capital		$7,077,901
Total accumulated earnings (loss)		99,060
Net Assets		$7,176,961
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($164,776 ÷ 4,302.7 shares)(a)		$38.30
Maximum offering price per share (100/94.25 of $38.30)		$40.64
Class M:
Net Asset Value and redemption price per share ($87,092 ÷ 2,273.4 shares)(a)		$38.31
Maximum offering price per share (100/96.50 of $38.31)		$39.70
Class C:
Net Asset Value and offering price per share ($22,607 ÷ 596.5 shares)(a)		$37.90
Stock Selector All Cap:
Net Asset Value, offering price and redemption price per share ($6,803,757 ÷ 177,904.6 shares)		$38.24
Class K:
Net Asset Value, offering price and redemption price per share ($60,008 ÷ 1,565.5 shares)		$38.33
Class I:
Net Asset Value, offering price and redemption price per share ($29,701 ÷ 770.1 shares)		$38.57
Class Z:
Net Asset Value, offering price and redemption price per share ($9,020 ÷ 236.4 shares)		$38.16

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended March 31, 2020 (Unaudited)
Investment Income
Income from Fidelity Central Funds		$74,776
Expenses
Management fee
Basic fee	$22,794
Performance adjustment	(2,775)
Transfer agent fees	6,055
Distribution and service plan fees	673
Accounting fees and expenses	613
Independent trustees' fees and expenses	25
Registration fees	41
Audit	34
Legal	19
Miscellaneous	31
Total expenses before reductions	27,510
Expense reductions	(31)
Total expenses after reductions		27,479
Net investment income (loss)		47,297
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24
Fidelity Central Funds	(23,191)
Capital gain distributions from Fidelity Central Funds	135,708
Total net realized gain (loss)		112,541
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Fidelity Central Funds	(1,133,441)
Total change in net unrealized appreciation (depreciation)		(1,133,441)
Net gain (loss)		(1,020,900)
Net increase (decrease) in net assets resulting from operations		$(973,603)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended March 31, 2020 (Unaudited)	Year ended September 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,297	$83,374
Net realized gain (loss)	112,541	496,274
Change in net unrealized appreciation (depreciation)	(1,133,441)	(756,847)
Net increase (decrease) in net assets resulting from operations	(973,603)	(177,199)
Distributions to shareholders	(520,531)	(352,107)
Share transactions - net increase (decrease)	534,729	(1,723,792)
Total increase (decrease) in net assets	(959,405)	(2,253,098)
Net Assets
Beginning of period	8,136,366	10,389,464
End of period	$7,176,961	$8,136,366

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Stock Selector All Cap Fund Class A

	Six months ended (Unaudited) March 31,	Years endedSeptember 30,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.11	$48.62	$43.04	$35.99	$32.94	$38.00
Income from Investment Operations
Net investment income (loss)A	.19	.28	.18	.15	.18	.12
Net realized and unrealized gain (loss)	(5.22)	(1.23)	6.90	7.15	4.47	(1.25)
Total from investment operations	(5.03)	(.95)	7.08	7.30	4.65	(1.13)
Distributions from net investment income	(.30)	(.17)	(.16)	(.17)	(.10)	(.09)
Distributions from net realized gain	(2.48)	(1.39)	(1.35)	(.09)	(1.50)	(3.84)
Total distributions	(2.78)	(1.56)	(1.50)B	(.25)C	(1.60)	(3.93)
Net asset value, end of period	$38.30	$46.11	$48.62	$43.04	$35.99	$32.94
Total ReturnD,E,F	(12.11)%	(1.28)%	16.82%	20.41%	14.55%	(3.39)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.93%I	.96%	.99%	.94%	.96%	1.06%
Expenses net of fee waivers, if any	.93%I	.96%	.99%	.94%	.96%	1.06%
Expenses net of all reductions	.93%I	.96%	.99%	.94%	.96%	1.05%
Net investment income (loss)	.82%I	.63%	.40%	.39%	.52%	.33%
Supplemental Data
Net assets, end of period (in millions)	$165	$198	$201	$196	$193	$197
Portfolio turnover rateJ	11%I	22%	12%K	9%	14%	6%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.50 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $1.348 per share.

 C Total distributions of $.25 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.087 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .005% to .01%.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector All Cap Fund Class M

	Six months ended (Unaudited) March 31,	Years endedSeptember 30,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.05	$48.53	$42.97	$35.94	$32.88	$37.91
Income from Investment Operations
Net investment income (loss)A	.13	.17	.07	.05	.09	.03
Net realized and unrealized gain (loss)	(5.23)	(1.21)	6.88	7.14	4.47	(1.25)
Total from investment operations	(5.10)	(1.04)	6.95	7.19	4.56	(1.22)
Distributions from net investment income	(.17)	(.05)	(.04)	(.07)	–	–
Distributions from net realized gain	(2.48)	(1.39)	(1.35)	(.09)	(1.50)	(3.81)
Total distributions	(2.64)B	(1.44)	(1.39)	(.16)	(1.50)	(3.81)
Net asset value, end of period	$38.31	$46.05	$48.53	$42.97	$35.94	$32.88
Total ReturnC,D,E	(12.22)%	(1.54)%	16.50%	20.08%	14.26%	(3.63)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.18%H	1.21%	1.25%	1.20%	1.23%	1.32%
Expenses net of fee waivers, if any	1.18%H	1.21%	1.25%	1.20%	1.23%	1.32%
Expenses net of all reductions	1.18%H	1.21%	1.25%	1.20%	1.22%	1.31%
Net investment income (loss)	.57%H	.38%	.14%	.13%	.25%	.07%
Supplemental Data
Net assets, end of period (in millions)	$87	$111	$126	$121	$119	$120
Portfolio turnover rateI	11%H	22%	12%J	9%	14%	6%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.64 per share is comprised of distributions from net investment income of $.167 and distributions from net realized gain of $2.476 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .005% to .01%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector All Cap Fund Class C

	Six months ended (Unaudited) March 31,	Years endedSeptember 30,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$45.41	$48.00	$42.52	$35.59	$32.70	$37.68
Income from Investment Operations
Net investment income (loss)A	–B	(.07)	(.17)	(.15)	(.09)	(.16)
Net realized and unrealized gain (loss)	(5.19)	(1.19)	6.82	7.08	4.44	(1.23)
Total from investment operations	(5.19)	(1.26)	6.65	6.93	4.35	(1.39)
Distributions from net investment income	–	–	–	–	–	–
Distributions from net realized gain	(2.32)	(1.33)	(1.17)	–	(1.46)	(3.59)
Total distributions	(2.32)	(1.33)	(1.17)	–	(1.46)	(3.59)
Net asset value, end of period	$37.90	$45.41	$48.00	$42.52	$35.59	$32.70
Total ReturnC,D,E	(12.46)%	(2.06)%	15.91%	19.47%	13.68%	(4.14)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.74%H	1.75%	1.76%	1.72%	1.74%	1.83%
Expenses net of fee waivers, if any	1.74%H	1.75%	1.76%	1.72%	1.73%	1.83%
Expenses net of all reductions	1.74%H	1.75%	1.76%	1.72%	1.73%	1.82%
Net investment income (loss)	.02%H	(.16)%	(.37)%	(.39)%	(.25)%	(.44)%
Supplemental Data
Net assets, end of period (in millions)	$23	$29	$66	$68	$63	$63
Portfolio turnover rateI	11%H	22%	12%J	9%	14%	6%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .005% to .01%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector All Cap Fund

	Six months ended (Unaudited) March 31,	Years endedSeptember 30,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.11	$48.66	$43.08	$36.03	$33.00	$38.12
Income from Investment Operations
Net investment income (loss)A	.26	.41	.32	.28	.29	.24
Net realized and unrealized gain (loss)	(5.21)	(1.25)	6.91	7.15	4.47	(1.25)
Total from investment operations	(4.95)	(.84)	7.23	7.43	4.76	(1.01)
Distributions from net investment income	(.44)	(.32)	(.30)	(.29)	(.23)	(.27)
Distributions from net realized gain	(2.48)	(1.39)	(1.35)	(.09)	(1.50)	(3.84)
Total distributions	(2.92)	(1.71)	(1.65)	(.38)	(1.73)	(4.11)
Net asset value, end of period	$38.24	$46.11	$48.66	$43.08	$36.03	$33.00
Total ReturnB,C	(12.00)%	(.98)%	17.18%	20.80%	14.92%	(3.05)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.63%F	.65%	.68%	.62%	.64%	.72%
Expenses net of fee waivers, if any	.63%F	.65%	.68%	.62%	.64%	.72%
Expenses net of all reductions	.63%F	.65%	.68%	.62%	.63%	.71%
Net investment income (loss)	1.12%F	.94%	.71%	.71%	.85%	.67%
Supplemental Data
Net assets, end of period (in millions)	$6,804	$7,669	$9,307	$7,144	$6,078	$4,722
Portfolio turnover rateG	11%F	22%	12%H	9%	14%	6%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .005% to .01%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Annualized

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector All Cap Fund Class K

	Six months ended (Unaudited) March 31,	Years endedSeptember 30,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.22	$48.69	$43.12	$36.06	$33.02	$38.14
Income from Investment Operations
Net investment income (loss)A	.29	.46	.37	.31	.32	.28
Net realized and unrealized gain (loss)	(5.22)	(1.25)	6.90	7.16	4.47	(1.26)
Total from investment operations	(4.93)	(.79)	7.27	7.47	4.79	(.98)
Distributions from net investment income	(.49)	(.29)	(.35)	(.32)	(.25)	(.31)
Distributions from net realized gain	(2.48)	(1.39)	(1.35)	(.09)	(1.50)	(3.84)
Total distributions	(2.96)B	(1.68)	(1.70)	(.41)	(1.75)	(4.14)C
Net asset value, end of period	$38.33	$46.22	$48.69	$43.12	$36.06	$33.02
Total ReturnD,E	(11.94)%	(.89)%	17.28%	20.91%	15.02%	(2.96)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.53%H	.56%	.59%	.53%	.54%	.64%
Expenses net of fee waivers, if any	.53%H	.55%	.59%	.53%	.54%	.64%
Expenses net of all reductions	.53%H	.55%	.59%	.53%	.54%	.63%
Net investment income (loss)	1.22%H	1.03%	.80%	.80%	.94%	.75%
Supplemental Data
Net assets, end of period (in millions)	$60	$79	$368	$86	$100	$76
Portfolio turnover rateI	11%H	22%	12%J	9%	14%	6%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.96 per share is comprised of distributions from net investment income of $.487 and distributions from net realized gain of $2.476 per share.

 C Total distributions of $4.14 per share is comprised of distributions from net investment income of $.307 and distributions from net realized gain of $3.836 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .005% to .01%.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector All Cap Fund Class I

	Six months ended (Unaudited) March 31,	Years endedSeptember 30,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.13	$48.68	$43.09	$36.04	$32.99	$38.10
Income from Investment Operations
Net investment income (loss)A	.27	.40	.30	.26	.27	.22
Net realized and unrealized gain (loss)	(5.28)	(1.26)	6.91	7.15	4.48	(1.26)
Total from investment operations	(5.01)	(.86)	7.21	7.41	4.75	(1.04)
Distributions from net investment income	(.07)	(.29)	(.27)	(.27)	(.20)	(.23)
Distributions from net realized gain	(2.48)	(1.39)	(1.35)	(.09)	(1.50)	(3.84)
Total distributions	(2.55)	(1.69)B	(1.62)	(.36)	(1.70)	(4.07)
Net asset value, end of period	$38.57	$46.13	$48.68	$43.09	$36.04	$32.99
Total ReturnC,D	(11.96)%	(1.05)%	17.13%	20.73%	14.87%	(3.14)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.60%G	.69%	.73%	.67%	.69%	.79%
Expenses net of fee waivers, if any	.60%G	.69%	.73%	.67%	.69%	.79%
Expenses net of all reductions	.60%G	.69%	.73%	.67%	.69%	.78%
Net investment income (loss)	1.15%G	.90%	.66%	.66%	.79%	.60%
Supplemental Data
Net assets, end of period (in millions)	$30	$39	$295	$313	$297	$304
Portfolio turnover rateH	11%G	22%	12%I	9%	14%	6%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.69 per share is comprised of distributions from net investment income of $.293 and distributions from net realized gain of $1.394 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .005% to .01%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector All Cap Fund Class Z

	Six months ended (Unaudited) March 31,	Years endedSeptember 30,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.03	$48.59	$43.02	$35.98	$32.95	$38.09
Income from Investment Operations
Net investment income (loss)A	.29	.45	.37	.32	.32	.27
Net realized and unrealized gain (loss)	(5.21)	(1.25)	6.89	7.13	4.46	(1.25)
Total from investment operations	(4.92)	(.80)	7.26	7.45	4.78	(.98)
Distributions from net investment income	(.48)	(.36)	(.34)	(.33)	(.25)	(.32)
Distributions from net realized gain	(2.48)	(1.39)	(1.35)	(.09)	(1.50)	(3.84)
Total distributions	(2.95)B	(1.76)C	(1.69)	(.41)D	(1.75)	(4.16)
Net asset value, end of period	$38.16	$46.03	$48.59	$43.02	$35.98	$32.95
Total ReturnE,F	(11.96)%	(.89)%	17.30%	20.91%	15.02%	(2.98)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.53%I	.56%	.59%	.53%	.54%	.64%
Expenses net of fee waivers, if any	.53%I	.56%	.59%	.53%	.54%	.64%
Expenses net of all reductions	.53%I	.56%	.59%	.53%	.54%	.63%
Net investment income (loss)	1.22%I	1.03%	.80%	.80%	.94%	.75%
Supplemental Data
Net assets, end of period (in millions)	$9	$12	$26	$20	$8	$7
Portfolio turnover rateJ	11%I	22%	12%K	9%	14%	6%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.95 per share is comprised of distributions from net investment income of $.477 and distributions from net realized gain of $2.476 per share.

 C Total distributions of $1.76 per share is comprised of distributions from net investment income of $.364 and distributions from net realized gain of $1.394 per share.

 D Total distributions of $.41 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $.087 per share

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .005% to .01%.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended March 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Stock Selector All Cap Fund (the Fund) is a fund of Fidelity Capital Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Stock Selector All Cap, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Equity Central Funds	FMR	Each fund seeks capital appreciation by investing primarily in common stocks, with a concentration in a particular industry.	Foreign Securities Restricted Securities	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $46 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$766,534
Gross unrealized depreciation	(779,793)
Net unrealized appreciation (depreciation)	$(13,259)
Tax cost	$7,194,060

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Stock Selector All Cap Fund	652,197	455,743

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector All Cap as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$253	$3
Class M	.25%	.25%	276	5
Class C	.75%	.25%	144	12
			$673	$20

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$13
Class M	3
Class C(a)	–(b)
$16

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) Amount less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K and Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$196.19
Class M	107.19
Class C	36.25
Stock Selector All Cap	5,674.14
Class K	17.04
Class I	23.12
Class Z	2.04
	$6,055

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Stock Selector All Cap Fund	.01

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated portions of investments of the Fund. This involved taxable redemptions of Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund for investments with a value of $131,727 and $355,159, respectively, and a non-taxable exchange of those investments for 2,651 shares of Fidelity Communication Services Central Fund. The Fund had a net realized gain(loss) of $5,307 and $(25,448) on redemptions from Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund, respectively. Fidelity Communication Services Central Fund, Fidelity Consumer Discretionary Central Fund and Fidelity Information Technology Central Fund are affiliated investment companies managed by FMR.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 16,154 shares of the Fund were redeemed in-kind for investments and cash with a value of $741,812. The Fund recognized no gain or loss for federal income tax purposes.

This was accomplished by the Fund processing taxable exchanges in-kind of its investments in the Fidelity Equity Central Funds with a total value of $741,812, in exchange for securities and cash, realizing a net loss of $26,671. The Fund recognized these losses for federal income tax purposes on the exchanges of the Fidelity Equity Central Funds. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Stock Selector All Cap Fund	$16

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $18.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $13 for an operational error which is included in the accompanying Statement of Operations.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended March 31, 2020	Year ended September 30, 2019
Distributions to shareholders
Class A	$11,730	$6,230
Class M	6,060	3,635
Class C	1,410	1,760
Stock Selector All Cap	493,719	326,227
Class K	4,781	3,046
Class I	2,149	10,268
Class Z	682	941
Total	$520,531	$352,107

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended March 31, 2020	Year ended September 30, 2019	Six months ended March 31, 2020	Year ended September 30, 2019
Class A
Shares sold	151	822	$6,834	$36,144
Reinvestment of distributions	239	158	11,422	6,047
Shares redeemed	(382)	(812)	(17,148)	(35,937)
Net increase (decrease)	8	168	$1,108	$6,254
Class M
Shares sold	44	143	$2,044	$6,295
Reinvestment of distributions	125	94	6,004	3,590
Shares redeemed	(302)	(421)	(13,634)	(18,637)
Net increase (decrease)	(133)	(184)	$(5,586)	$(8,752)
Class C
Shares sold	34	85	$1,593	$3,706
Reinvestment of distributions	29	46	1,372	1,739
Shares redeemed	(107)	(875)	(4,904)	(37,980)
Net increase (decrease)	(44)	(744)	$(1,939)	$(32,535)
Stock Selector All Cap
Shares sold	13,409	18,082	$602,831	$795,561
Reinvestment of distributions	10,169	8,481	485,680	323,138
Shares redeemed	(12,014)	(51,490)(a)	(537,953)	(2,298,308)(a)
Net increase (decrease)	11,564	(24,927)	$550,558	$(1,179,609)
Class K
Shares sold	55	335	$2,547	$14,774
Reinvestment of distributions	100	80	4,781	3,046
Shares redeemed	(295)	(6,260)	(13,483)	(272,575)
Net increase (decrease)	(140)	(5,845)	$(6,155)	$(254,755)
Class I
Shares sold	61	1,532	$2,893	$68,017
Reinvestment of distributions	41	266	1,992	10,156
Shares redeemed	(173)	(7,025)(a)	(7,551)	(319,246)(a)
Net increase (decrease)	(71)	(5,227)	$(2,666)	$(241,073)
Class Z
Shares sold	26	115	$1,284	$4,953
Reinvestment of distributions	14	24	644	916
Shares redeemed	(56)	(432)	(2,519)	(19,191)
Net increase (decrease)	(16)	(293)	$(591)	$(13,322)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 28% of the total outstanding shares of the Fund.

At the end of the period, VIP FundsManager 50% Portfolio and VIP FundsManager 60% Portfolio were the owners of record of approximately 19% and 23%, respectively, of the total outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

The Fund invests in Fidelity Central Funds, which are open-end investment companies with similar investment objectives to those of the Fund, available only to other mutual funds and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying Fidelity Central Funds, the Fund also indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds. These expenses are not included in the Fund's annualized expense ratio used to calculate either the actual or hypothetical expense estimates presented in the table but are summarized in a footnote to the table.

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2019 to March 31, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period-B October 1, 2019 to March 31, 2020
Class A	.93%
Actual		$1,000.00	$878.90	$4.37
Hypothetical-C		$1,000.00	$1,020.35	$4.70
Class M	1.18%
Actual		$1,000.00	$877.80	$5.54
Hypothetical-C		$1,000.00	$1,019.10	$5.96
Class C	1.74%
Actual		$1,000.00	$875.40	$8.16
Hypothetical-C		$1,000.00	$1,016.30	$8.77
Stock Selector All Cap	.63%
Actual		$1,000.00	$880.00	$2.96
Hypothetical-C		$1,000.00	$1,021.85	$3.18
Class K	.53%
Actual		$1,000.00	$880.60	$2.49
Hypothetical-C		$1,000.00	$1,022.35	$2.68
Class I	.60%
Actual		$1,000.00	$880.40	$2.82
Hypothetical-C		$1,000.00	$1,022.00	$3.03
Class Z	.53%
Actual		$1,000.00	$880.40	$2.49
Hypothetical-C		$1,000.00	$1,022.35	$2.68

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .01%.

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector All Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in December 2018, October 2019, and November 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Stock Selector All Cap Fund

2019 Total Return % vs. Morningstar Custom Large/Mid Value Blend Growth and S&P 500:
75% beaten
25% beaten
Benchmark
Class K
Class C
12.00
10.00
8.00
6.00
4.00
2.00
11.06
10.42
4.63
4.03
3.41
1 Year
55.0
50.0
45.0
40.0
35.0
30.0
54.0
48.9
48.1
43.0
33.8
3 Year
70.0
60.0
50.0
40.0
30.0
66.3
65.2
55.4
46.4
37.7
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	29%	63%	57%
Class A	27%	59%	52%
Class C	24%	50%	42%
Class I	29%	62%	56%
Class M	26%	56%	49%
Class K	30%	65%	58%
Class Z	30%	65%	58%

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Stock Selector All Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, the retail class, and Class K ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FSS-SANN-0520
1.703466.122

Item 2.

Code of Ethics

Not applicable.

Item 3.

Audit Committee Financial Expert

Not applicable.

Item 4.

Principal Accountant Fees and Services

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fidelity Capital Trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Capital Trust’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Capital Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	May 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	May 22, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	May 22, 2020